EXHIBIT 10.5

FOURTH AMENDMENT TO FORBEARANCE AGREEMENT

THIS FOURTH AMENDMENT TO FORBEARANCE AGREEMENT (this “Amendment”) is entered into this 30st day of September, 2009, by and among HERCULES TECHNOLOGY GROWTH CAPITAL, INC. a Maryland corporation (“Lender”), and INFOLOGIX, INC., a Delaware corporation (“Infologix”), INFOLOGIX SYSTEMS CORPORATION, a Delaware corporation (“ISC”), EMBEDDED TECHNOLOGIES, LLC, a Delaware limited liability company (“Embedded”), OPT ACQUISITION, LLC, a Pennsylvania limited liability company (“OPT”) and Infologix — DDMS, Inc. a limited liability company (“DDMS”, and collectively with Infologix, ISC, Embedded and Opt, “Borrower”).  Capitalized terms used herein without definition shall have the same meanings given them in the Forbearance Agreement (as defined below).

RECITALS

A.            Borrower and Lender have entered into that certain Loan and Security Agreement dated as of May 1, 2008, Amendment No. 1 to the Loan and Security Agreement dated as of November 19, 2008, Amendment No. 2 to the Loan and Security Agreement dated as of May 31, 2009, (as may be amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which Lender has agreed to extend and make available to Borrower certain advances of money.

B.            Borrower and Lender have entered into that certain Forbearance Agreement dated as of July 31, 2009, as amended by the Amendment to Forbearance Agreement, dated as of August 14, 2009, the Second Amendment to Forbearance Agreement dated as of August 20, 2009, the Third Amendment to Forbearance Agreement dated as of September 23, 2009 (as so amended, the “Forbearance Agreement”), pursuant to which Lender agreed to forbear from exercising its remedies under the Loan Agreement as a result of the Specified Default, subject to the terms and conditions, and for the period specified in the Forbearance Agreement.

C.            Pursuant to Section 7.23 of the Loan Agreement, Borrower was required to pay to Lender the remaining balance of the Restructuring Fee in the amount of $160,000 on the earliest of (i) September 30, 2009, (ii) the acceleration of the Secured Obligations, and (iii) payment in full of the Secured Obligations.  Borrower acknowledges that it has failed to make the required payment of $160,000 by such date and, as a result, an Event of Default (the “Specified Payment Default”) has occurred and is continuing under Section 9.2 of the Loan Agreement. Lender, however, agrees to forebear from exercising its remedies under the Loan Agreement as a result of the Specified Payment Default as well, subject to the terms and conditions, and for the period specified in the Forbearance Agreement.

D.            Each of Borrower and Lender desires to amend the Forbearance Agreement to designate the Specified Payment Default as a Specified Default subject to the terms and conditions of the Forbearance Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals, which are hereby incorporated in this Agreement, and intending to be legally bound, the parties hereto agree as follows:

1.             AMENDMENTS.

1.1  Recitals.  Recital D of the Forbearance Agreement is deleted in its entirety and replaced with the following:

“D.          Pursuant to Section 7.24 of the Loan Agreement, the Fundamental Event Closing was to have occurred on or before July 31, 2009.  The Fundamental Event Closing has not occurred by such date and, as a result an event of Default has occurred and is continuing under Section 9.2 of the Loan Agreement (the “Specified Covenant Default”). Pursuant to Section 7.23 of the Loan Agreement, Borrower was required to pay to Lender the remaining balance of the Restructuring Fee in the amount of $160,000 on the earliest of (i) September 30, 2009, (ii) the acceleration of the Secured Obligations, and (iii) payment in full of the Secured Obligations.  Borrower acknowledges that it has failed to make the required payment of $160,000 by such date and, as a result, an Event of Default has occurred and is continuing under Section 9.2 of the Loan Agreement (the “Specified Payment Default,” and collectively with the Specified Covenant Default, the “Specified Default”).

2.             BORROWER’S REPRESENTATIONS AND WARRANTIES.  Borrower represents and warrants that:

(a)           Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(b)           the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended, have been duly authorized by all necessary action on the part of Borrower; and

(c)           this Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

Borrower understands and acknowledges that Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3.             LIMITATION.  The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions

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thereof.  Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4.             EFFECTIVENESS.  This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1          Amendment.  Borrower and Lender shall have duly executed and delivered this Amendment to Lender.

5.             COUNTERPARTS.  This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.  All counterparts shall be deemed an original of this Amendment.

6.             INTEGRATION.  This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Lender with respect to Borrower shall remain in full force and effect.

7.             GOVERNING LAW; VENUE.  THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.  Borrower and Lender each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

[signature page follows]

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IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWER:

INFOLOGIX, INC.

By:	/s/ John A. Roberts

Name: Jay Roberts

Title: Chief Financial Officer

INFOLOGIX SYSTEMS CORPORATION

By:	/s/ John A. Roberts

Name: Jay Roberts

Title: Chief Financial Officer

OPT ACQUISITION, LLC

By:	/s/ John A. Roberts

Name: Jay Roberts

Title: Chief Financial Officer

EMBEDDED TECHNOLOGIES, LLC

By: INFOLOGIX, INC. its sole member

By:	/s/ John A. Roberts

Name: Jay Roberts

Title: Chief Financial Officer

INFOLOGIX — DDMS, INC.

By:	/s/ John A. Roberts

Name: Jay Roberts

Title: Chief Financial Officer

LENDER:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:	/s/ K. Nicholas Matitsch

Name: K. Nicholas Matitsch

Title: Associate General Counsel